UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2007
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                             C&D Technologies, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-9389                  13-3314599
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(State or other jurisdiction    (Commission file number)        (IRS employer
      of incorporation)                                      Identification No.)

      1400 Union Meeting Road, Blue Bell, Pennsylvania               19422
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           (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (215) 619-2700
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                                       N/A
                      ------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

      As previously reported, on June 19, 2007, C&D Technologies, Inc. ("Company") entered into a definitive agreement ("Agreement") with Murata Manufacturing Co., Ltd. of Japan ("Murata") pursuant to which the Company agreed to sell its Power Electronics Division ("PED"). PED manufactures various devices relating to electronic power supply and conversion, and is comprised of various entities within the Company's affiliated group, including NCL Holdings Limited, C&D Technologies de Mexico S.A. de C.V., Datel Holding Corporation, C&D Dynamo Corporation, Dynamo Acquisition Corporation, C&D Technologies (CPS) LLC and their respective subsidiaries (other than, in the case of NCL Holdings Limited, its subsidiary C&D Technologies (UK) Limited) engaged in the PED business and certain related assets.

      On August 31, 2007, the parties closed the transactions contemplated by the Agreement and the Company received payment of $85 million of purchase price. The amount of the purchase price remains subject to post-closing adjustment based upon the amount, at closing, of PED's working capital and debt.

      A copy of the Agreement is filed with this report as Exhibit 10.1. A copy of the press release announcing consummation of the Agreement is filed with this report as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      At its regular meeting held on September 5, 2007, the Company's Board of Directors awarded special, one-time bonuses to Jeffrey A. Graves, President and Chief Executive Officer, Ian J. Harvie, Vice President and Chief Financial Officer, James D. Dee, Vice President, General Counsel and Corporate Secretary, and Neil E. Daniels, Vice President, Corporate Controller and Treasurer, in the amount of $150,000, $120,000, $100,000 and $25,000, respectively, in recognition of their efforts in consummating the disposition of the Company's Power Electronics Division.

Item 8.01 Other Events

      On September 7, 2007 the Company changed the method of accounting for its inventory from the last-in, first-out ("LIFO") method to the first-in, first-out ("FIFO") method. With the divestiture of the Company's Power Electronics Division which was announced on August 31, 2007, the Company's remaining business is all battery-related, and as a result the Company believes the FIFO inventory method provides better comparability with industry peers, more accurate matching of the company's revenues and expenses, a relevant and meaningful balance sheet valuation methodology and a more efficient financial closing process. In accordance with Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections", the Company has retrospectively applied this change in method of inventory costing.

Item 9.01 Financial Statements and Exhibits.

      (b) Pro Forma Financial Information

      The following unaudited pro forma financial information of the Company is submitted at the end of this Current Report on Form 8-K, and is filed herewith as exhibit 99.2, and incorporated herein by reference:

(i) C&D Technologies, Inc. Pro Forma Consolidated Balance Sheet as of April 30, 2007. (Unaudited)

(ii) C&D Technologies, Inc. Pro Forma Consolidated Statements of Operations Years Ended January 31, 2007, 2006 and 2005. (Unaudited)

(iii) C&D Technologies, Inc. Pro Forma Consolidated Statement of Operations three months ended April 30, 2007. (Unaudited)

      These statements are adjusted to reflect the pro forma effect of the sale of the Power Electronics division. The unaudited pro forma consolidated balance sheet as of April 30, 2007, assumes the sale of the Power Electronic division occurred as of that date, and the unaudited pro forma consolidated statements of operations for the three months ended April 30, 2007 and for the years ended January 31, 2007, 2006 and 2005, assume the sale occurred on February 1, 2004.

      The unaudited pro forma consolidated balance sheet and statements of operations should be read together with the consolidated financial statements of the Company as of and for the period ended April 30, 2007 and January 31, 2007, included in our quarterly and annual reports on Forms 10-Q and 10-K, respectively. The unaudited pro forma consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. These pro forma statements do not necessarily reflect the results of operations or financial position of the Company that would have resulted had the transaction actually been consummated as of such dates, and are not necessarily indicative of the future results of operations or the future financial position of the Company.

      Effective February 1, 2007, the Company has begun classifying certain costs, which were previously classified as cost of sales, as selling, general and administrative expenses. For comparative purposes, the years ended January 31, 2007, 2006 and 2005, have been revised to classify $7,506, $8,745 and $6,111, respectively, of such costs as selling, general and administrative expenses which were previously classified as cost of sales. (dollars in thousands)

      On September 7, 2007 the Company changed the method of accounting for its inventory from the last-in, first-out ("LIFO") method to the first-in, first-out ("FIFO") method. With the divestiture of the Company's Power Electronics Division which was announced on August 31, 2007, the Company's remaining business is all battery-related, and as a result the Company believes the FIFO inventory method provides better comparability with industry peers, more accurate matching of the company's revenues and expenses, a relevant and meaningful balance sheet valuation methodology and a more efficient financial closing process. In accordance with Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections", the Company has retrospectively applied this change in method of inventory costing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   C&D TECHNOLOGIES, INC.

Date: September 7, 2007                                By: /s/ Ian J. Harvie
                                                   -----------------------------
                                                           Ian J. Harvie
                                                      Chief Financial Officer
                                                   (Principal Financial Officer)

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            EXHIBIT INDEX

Exhibit
Number      Description

10.1 Purchase Agreement dated June 19, 2007 between C&D Technologies, Inc. and Murata Manufacturing Co., Ltd.

99.1        Press Release of C&D Technologies, Inc. dated August 31, 2007.

99.2        Pro Forma Consolidated financial statements.